Exhibit EX10(ix)

EXECUTION COPY

[COOPER]

SIXTH AMENDMENT TO

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 12, 2013, is entered into among COOPER RECEIVABLES LLC (the “Seller”), COOPER TIRE & RUBBER COMPANY (the “Servicer”), MARKET STREET FUNDING LLC (“Market Street”), as Related Committed Purchaser and as Conduit Purchaser and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator, as LC Participant, as LC Bank and as Purchaser Agent.

RECITALS

1. The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of September 14, 2007 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and

2. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2. Amendment to the Agreement. Notwithstanding anything to the contrary in Sections 1(a)(ii) and 2(a)(iv) of Exhibit IV to the Receivables Purchase Agreement, the parties hereto agree that the Information Package covering the month of February 2013 (the “February Report”) shall be delivered by the Seller and the Servicer to the Administrator and each Purchaser Agent on or prior to March 31, 2013, rather than on or prior to the date that is two Business Days prior to the Settlement Date in March 2013. For the avoidance of doubt, (i) the Settlement Date occurring in March 2013 shall continue to occur on March 18, 2013 notwithstanding the delayed delivery of the February Report as contemplated hereby, (ii) the Seller and the Servicer’s delivery of the February Report in accordance with this Amendment shall be deemed to constitute timely delivery thereof for all purposes of the Transaction Documents (including, without limitation, Sections 1(a)(ii) and 2(a)(iv) of Exhibit IV to the Receivables Purchase Agreement) and (iii) the parties hereto are not hereby agreeing to the delayed delivery of any Information Package other than the February Report.

SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Administrator, each Purchaser and the Purchaser Agent as follows:

(a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Termination Event. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts to this Amendment duly executed by each of the parties hereto.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an originally executed counterpart hereof.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COOPER RECEIVABLES LLC, as Seller

By:	/s/ S. O. Schroeder
Name:	Stephen O. Schroeder
Title:	President and Treasurer

By:	/s/ Jerry A. Long
Name:	Jerry A. Long
Title:	Assistant Treasurer

COOPER TIRE & RUBBER COMPANY, as Servicer

By:	/s/ Bradley E. Hughes
Name:	Bradley E. Hughes
Title:	Vice President and Chief Financial Officer

By:	/s/ S. O. Schroeder
Name:	Stephen O. Schroeder
Title:	Vice President and Treasurer

S-1	Sixth Amendment to A&R RPA (Cooper)

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent

By:	/s/ Mark S. Falcione
	Name:	Mark S. Falcione
	Title:	Executive Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant

By:	/s/ Mark S. Falcione
	Name:	Mark S. Falcione
	Title:	Executive Vice President

S-2	Sixth Amendment to A&R RPA (Cooper)

MARKET STREET FUNDING LLC,
as a Related Committed Purchaser and as Conduit Purchaser

By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

S-3	Sixth Amendment to A&R RPA (Cooper)